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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         April 18, 2000
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                            Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


        1-1175                                        31-4156620
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(Commission File Number)                   (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                  77002
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(Address of Principal Executive Offices)              (Zip Code)


                                 713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

On April 18, 2000, Cooper Industries, Inc. ("Cooper") issued the press release attached hereto as Exhibit 99.1 announcing that Cooper has reduced the size of its board of directors to 10 members, and that Alain J. P. Belda, currently president and chief executive officer of Alcoa, has stepped down from Cooper's board of directors effective April 14, 2000 in order to have more time to devote to his other business commitments.

Item 7.     Financial Statements and Exhibits.

            Exhibits

            99.1 Company Press Release Dated April 18, 2000 Titled "Cooper Industries Announces Board of Directors Change."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COOPER INDUSTRIES, INC.
                                            (Registrant)



Date:  April 18, 2000                       /s/ Diane K. Schumacher
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                                            Diane K. Schumacher
                                            Senior Vice President, General
                                            Counsel and Secretary


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                                 EXHIBIT INDEX


Exhibit No.

99.1 Company Press Release Dated April 18, 2000 Titled "Cooper Industries Announces Board of Directors Change."